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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         ------------------------------


       Date of Report (Date of earliest event reported): January 29, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                       0-24626                    56-1886527
(State or other                     (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            -----------------

(b) On January 29, 2007, Russell M. Carter notified Cooperative Bankshares, Inc. (the "Company") that, effective January 29, 2007, he is retiring as a member of the Board of Directors of the Company and its wholly-owned subsidiary, Cooperative Bank (the "Bank"). Mr. Carter's retirement is not due to any disagreement with the Company or the Bank or any concerns relating to the operations, policies or practices of either the Company or the Bank.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPERATIVE BANKSHARES, INC.


                                        /s/ Frederick Willetts, III
                                        ---------------------------------------
                                        Frederick Willetts, III
                                        President and Chief Executive Officer

Date:  February 2, 2007